                                                                    EXHIBIT 99.1


THE CIT GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (BEFORE CHARGES)
(IN MILLIONS) UNAUDITED


                                                                                                            FOR THE PERIODS ENDED
                                                                    FOR THE 2001 PERIODS                       JUNE 30, 2000
                                                   ---------------------------------------------------   -------------------------
                                                    JANUARY 1      APRIL 1     FOR THE   FOR THE THREE
                                                       TO            TO      MONTH ENDED  MONTHS ENDED      THREE          SIX
                                                    MARCH 31        JUNE 1      JUNE 30      JUNE 30        MONTHS        MONTHS
                                                   ---------------------------------------------------   -------------------------
                                                        PREDECESSOR (1)         SUCCESSOR (2)                  PREDECESSOR (1)
                                                        ---------------         -------------                  ---------------

Finance income                                     $  1,376.8    $    922.0    $  417.9    $  1,339.9    $  1,301.8    $  2,530.6
Other finance revenue                                   211.6         104.0        95.9         199.9         232.3         470.5
                                                   ---------------------------------------------------   -------------------------
Gross revenue                                         1,588.4       1,026.0       513.8       1,539.8       1,534.1       3,001.1
Interest expense                                        625.7         397.0       161.8         558.8         630.9       1,202.8
Depreciation on operating lease equipment               346.4         241.7       110.0         351.7         311.7         619.5
                                                   ---------------------------------------------------   -------------------------
Net finance margin and other finance revenue            616.3         387.3       242.0         629.3         591.5       1,178.8

Salaries and general operating expenses                 263.5         182.5        83.0         265.5         257.5         525.7
Provision for credit losses                              68.3          58.6        18.6          77.2          64.0         125.6
Goodwill amortization                                    22.5          15.3        14.4          29.7          20.6          41.1
                                                   ---------------------------------------------------   -------------------------
Operating expenses                                      354.3         256.4       116.0         372.4         342.1         692.4
                                                   ---------------------------------------------------   -------------------------

Income before provision for income taxes and
  minority interest                                     262.0         130.9       126.0         256.9         249.4         486.4
Provision for income taxes                               98.9          49.8        53.9         103.7          95.0         184.8
Minority interest in subsidiary trust holding
  soley debentures of the Company, after tax              3.0           1.9         0.9           2.8           3.0           6.3
                                                   ---------------------------------------------------   -------------------------
Net income                                         $    160.1    $     79.2    $   71.2    $    150.4    $    151.4    $    295.3
                                                   ---------------------------------------------------   -------------------------

----------
      (1) Predecessor represents The CIT Group, Inc prior to its acquisition by Tyco on June 1, 2001 at its historical cost basis.

      (2) Successor represents The CIT Group, Inc. subsequent to its June 1, 2001 acquisition by Tyco, under a new basis of accounting reflecting the fair market value of its assets and liabilities.

THE CIT GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (AFTER CHARGES)
(IN MILLIONS)



                                                                                                            FOR THE PERIODS ENDED
                                                              FOR THE 2001 PERIODS (UNAUDITED)                  JUNE 30, 2000
                                                   ---------------------------------------------------   -------------------------
                                                    JANUARY 1      APRIL 1     FOR THE   FOR THE THREE
                                                       TO            TO      MONTH ENDED  MONTHS ENDED      THREE          SIX
                                                    MARCH 31        JUNE 1      JUNE 30      JUNE 30        MONTHS        MONTHS
                                                   ---------------------------------------------------   -------------------------
                                                                    (1)
                                                        PREDECESSOR (2)         SUCCESSOR (3)                  PREDECESSOR (2)
                                                        ---------------         -------------                  ---------------

Finance income                                     $  1,376.8    $  922.0     $  417.9    $  1,339.9     $  1,301.8    $  2,530.6
Other finance revenue                                   211.6        25.9         95.9         121.8          232.3         470.5
                                                   ---------------------------------------------------   -------------------------
Gross revenue                                         1,588.4       947.9        513.8       1,461.7        1,534.1       3,001.1
Interest expense                                        625.7       397.0        161.8         558.8          630.9       1,202.8
Depreciation on operating lease equipment               346.4       241.7        110.0         351.7          311.7         619.5
                                                   ---------------------------------------------------   -------------------------
Net finance margin and other finance revenue            616.3       309.2        242.0         551.2          591.5       1,178.8

Salaries and general operating expenses                 263.5       182.5         83.0         265.5          257.5         525.7
Provision for credit losses                              68.3       148.1         18.6         166.7           64.0         125.6
Goodwill amortization                                    22.5        15.3         14.4          29.7           20.6          41.1
Acquisition related costs                                --          54.0         --            54.0           --            --
                                                   ---------------------------------------------------   -------------------------
Operating expenses                                      354.3       399.9        116.0         515.9          342.1         692.4
                                                   ---------------------------------------------------   -------------------------

Income before provision for income taxes and
  minority interest                                     262.0       (90.7)       126.0          35.3          249.4         486.4
Provision for income taxes                               98.9       (13.8)        53.9          40.1           95.0         184.8
Minority interest in subsidiary trust holding
  soley debentures of the Company, after tax              3.0         1.9          0.9           2.8            3.0           6.3
                                                   ---------------------------------------------------   -------------------------
Net income                                         $    160.1    $  (78.8)    $   71.2    $     (7.6)    $    151.4    $    295.3
                                                   ---------------------------------------------------   -------------------------

----------
      (1) The results for the April 1 to June 1 period include non-recurring charges of $222 million ($158 million, after tax). The pretax charges of $222 million include $54 million relating to transaction costs associated with Tyco's acquisition of The CIT Group lnc., $90 million relating to certain under-performing equipment leasing and loan portfolios expected to be disposed, and $78 million principally due to the writedown of certain venture capital investments which the company plans to dispose.

      (2) Predecessor represents The CIT Group, Inc. prior to its acquisition by Tyco on June 1, 2001 at its historical cost basis.

      (3) Successor represents The CIT Group, Inc. subsequent to its June 1, 2001 acquisition by Tyco, under a new basis of accounting reflecting the fair market value of its assets and liabilities.

THE CIT GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(IN MILLIONS)
PRELIMINARY - SUBJECT TO ADJUSTMENTS


                                                                      JUNE 30,     DECEMBER 31,
                                                                        2001          2000
                                                                     --------------------------
                                                                     (UNAUDITED)
ASSETS
Financing and leasing assets:
  Loans and leases:
    Commercial                                                       $  28,085.0    $  29,304.0
    Consumer                                                             2,780.7        4,193.5
                                                                     --------------------------
Finance receivables                                                     30,865.7       33,497.5
Reserve for credit losses                                                 (463.8)        (468.5)
                                                                     --------------------------
Net finance receivables                                                 30,401.9       33,029.0
Operating lease equipment, net                                           7,182.4        7,190.6
Finance receivables held for sale                                        2,073.9        2,698.4
Cash and cash equivalents                                                  900.2          812.1
Goodwill                                                                 6,101.7        1,964.6
Other assets                                                             4,932.8        2,995.1
                                                                     --------------------------
  TOTAL ASSETS                                                       $  51,592.9    $  48,689.8
                                                                     --------------------------

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
  Commercial paper                                                   $   9,155.8    $   9,063.5
  Variable rate senior notes                                             9,856.3       11,130.5
  Fixed rate senior notes                                               17,646.6       17,571.1
  Subordinated fixed rate notes                                            100.0          200.0
                                                                     --------------------------
Total Debt                                                              36,758.7       37,965.1
Credit balances of factoring clients                                     1,945.3        2,179.9
Accrued liabilities and payables                                         2,055.3        1,640.8
Deferred federal income taxes                                              348.0          646.8
                                                                     --------------------------
TOTAL LIABILITIES                                                       41,107.3       42,432.6
Company obligated manditorily redeemable preferred securities of
  subsidiary trust holding solely debentures of the Company                260.0          250.0
Total Shareholder's Equity                                              10,225.6        6,007.2
                                                                     --------------------------
  TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                         $  51,592.9    $  48,689.8
                                                                     --------------------------

THE CIT GROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL DATA
(IN MILLIONS)

                                                                                    AT JUNE 30,       AT JUNE 30,
                                                                                        2001             2000
                                                                               -----------------------------------
Equipment Financing                                                                  $ 11,643.1        $ 12,509.0
Capital Financing                                                                       5,675.7           4,999.7
Vendor Technology Finance                                                               7,646.5          10,333.5
Commercial Finance                                                                      7,776.0           7,581.8
Structured Finance                                                                      3,007.6           2,222.8
Specialty Finance                                                                       4,763.9           4,980.7
Finance receivables previously securitized                                             10,575.1          10,743.4
                                                                               -----------------------------------
  TOTAL MANAGED ASSETS                                                               $ 51,087.9        $ 53,370.9
                                                                               -----------------------------------

                                                                                         FOR THE QUARTERS ENDED
                                                                                      6/30/2001         6/30/2000
                                                                                      ---------         ---------
AVERAGE BALANCES
Average Finance Receivables                                                          $ 32,767.2        $ 33,484.9
Average Earning Assets  (AEA)                                                        $ 41,014.8        $ 40,690.9
Average Managed Assets  (AMA)                                                        $ 50,927.3        $ 50,674.3

OTHER REVENUE                                                    JUNE ONLY            6/30/2001         6/30/2000
                                                              -----------------       ---------         ---------
Fees and other income                                                   $ 49.0          $ 117.3           $ 121.1
Gains on securitizations                                                  33.4             34.7              23.0
Factoring commissions                                                     10.8             35.3              38.2
Gains on sales of leasing equipment                                        3.1             10.8              39.4
Gains on venture capital investments                                      (0.4)             1.8              10.6
                                                              ----------------------------------------------------
                                                                        $ 95.9          $ 199.9           $ 232.3
                                                              ----------------------------------------------------

PROFITABILITY                                                    JUNE ONLY            6/30/2001         6/30/2000
                                                              -----------------       ---------         ---------
Return on AEA                                                            2.11%            1.47%             1.49%
Return on AMA                                                            1.69%            1.18%             1.20%
Net finance margin as a percentage of AEA                                4.32%            4.19%             3.53%
Volume securitized                                                   $ 1,293.3        $ 1,304.5           $ 913.7
Salaries and general operating expenses as a percentage of AMA           1.95%            2.09%             2.03%

                                                                                   AT JUNE 30,      AT MARCH 31,      AT JUNE 30,
                                                                                       2001             2001              2000
                                                                               ----------------------------------------------------
CREDIT QUALITY
Net credit losses as a percentage of average finance
  receivables                                                                             0.94%             0.80%            0.73%
60+days contractual delinquency as a percentage of
  finance receivables                                                                     3.53%             3.25%            2.80%
60+days managed contractual delinquency as a percentage of
   managed financial assets                                                               3.70%             3.54%            3.11%
Total non-performing assets as a percentage of finance
  receivables                                                                             2.75%             2.70%            2.36%
Reserve for credit losses as a percentage of finance
  receivables                                                                             1.50%             1.39%            1.39%
CAPITAL AND LEVERAGE
Tangible shareholder's equity to managed assets                                           8.62%             8.23%            7.47%
Debt (net of overnight deposits) to tangible
  shareholder's equity                                                                    8.22 x            8.41 x           9.27 x